SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                             FORM 8-K


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
               OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      February 19, 2002
                                                    _____________________


Exact Name of Registrant as
  Specified in Its Charter:    SMTEK INTERNATIONAL, INC.
                             ___________________________________


          DELAWARE                      1-8101                33-0213512
 _____________________________        ____________             _____________
State or Other Jurisdiction of        Commission            I.R.S. Employer
Incorporation or Organization        File Number          Identification No.



Address of Principal Executive Offices:     2151 Anchor Court
                                            Thousand Oaks, CA 91320
                                           _________________________

Registrant's Telephone Number, Including
 Area Code:                                    (805) 376-2595
                                             _________________________

Former Name or Former Address,
 if Changed Since Last Report:                 Not applicable
                                             _________________________




Item 5.  Other Events.

On February 15, 2002 the Company's largest stockholder, Mr. Thomas M. Wheeler, filed a Form 13D with the Securities & Exchange Commission. The Company, in an abundance of caution, wishes to note to other stockholders and to the Commission that Mr. Wheeler makes reference to exploratory discussions relating to a possible merger between the Company and Electronic Product Integration Corporation ("EPI"). The Company acknowledges that exploratory discussions of this nature are underway. However, as further stated in Mr. Wheeler's 13D filing, there can be no assurance that these exploratory discussions will lead to a definitive merger agreement involving the Company and EPI, or that any such merger would be approved by the boards of directors and stockholders under applicable law. Even if a definitive merger agreement were to be approved by the boards of directors and stockholders of the Company and EPI, there can be no assurance that a transaction would be consummated.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SMTEK INTERNATIONAL, INC.

       February 19, 2002                 /s/ Kirk A. Waldron
_________________________________        _________________________________
           Date                         Kirk A. Waldron
                                        Vice President -Chief Financial
Officer